Exhibit 10(h)

PLEDGE AGREEMENT

        THIS PLEDGE AGREEMENT (this "Agreement") dated as of March 28, 2002 is among K2 INC., a Delaware corporation (the "Company"), each subsidiary of the Company listed on the signature pages hereof, such other subsidiaries of the Company as from time to time become parties hereto (collectively, including the Company, the "Pledgors" and each individually a "Pledgor") and BANK OF AMERICA, N.A. ("Bank of America"), in its capacity as collateral agent (in such capacity, the "Collateral Agent") under the Intercreditor Agreement referred to below.

W I T N E S S E T H:

        WHEREAS, the Company, various financial institutions (the "Lenders") and Bank of America, as Administrative Agent (in such capacity, the "Administrative Agent"), have entered into a Credit Agreement dated as of December 21, 1999 (as amended, restated or otherwise modified from time to time, the "Credit Agreement");

        WHEREAS, the Company is a party to separate Note Agreements dated as of October 15, 1992 (as amended, restated or otherwise modified from time to time, the "1992 Note Agreements") with various purchasers (the "1992 Noteholders");

        WHEREAS, the Company is a party to a Note Purchase Agreement dated as of December 1, 1999 (as amended, restated or otherwise modified from time to time, the "1999 Note Agreement"; together with the 1992 Note Agreements, the "Note Agreements") with various purchasers (the "1999 Noteholders"; together with the 1992 Noteholders, collectively the "Noteholders");

        WHEREAS, each of the Pledgors (other than the Company) has guarantied all obligations of the Company under the Credit Agreement, the Note Agreements and certain other financing arrangements referenced below;

        WHEREAS, pursuant to (i) the Continuing Guaranty dated August 19, 2000, (ii) the Amended and Restated Continuing Guaranty (Multicurrency) dated March 28, 2002 and (iii) the Continuing Guaranty (Multicurrency) dated July 31, 1998, the Company has guaranteed all of the obligations of K-2 Corporation, K2 Ski Sport + Mode GmbH and Shakespeare Company (UK) Limited, respectively, under various financing arrangements made available to such entities by Bank of America and various subsidiaries and affiliates thereof;

        WHEREAS, pursuant to the Continuing Guaranty (Foreign Currency) dated October 29, 1998, the Company has guaranteed all of the obligations of K2 Japan Co. Ltd. under a financing arrangement made available to such entity by Union Bank of California, N.A.;

        WHEREAS, pursuant to an Amended and Restated Intercreditor Agreement dated as of the date hereof (as amended, restated or otherwise modified from time to time, the "Intercreditor Agreement"), the Administrative Agent, on behalf of itself and the Lenders, the Noteholders, various other parties from time to time thereto and the Collateral Agent have agreed that (i) the Benefited Obligations (as defined in the Intercreditor Agreement) shall be secured and guarantied pari passu and (ii) Bank of America shall act as collateral agent for the Benefited Parties (as defined in the Intercreditor Agreement); and

        WHEREAS, the Benefited Obligations of each Pledgor are to be secured pursuant to this Agreement;

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Definitions.    When used herein, (a) the terms Benefited Obligations, Benefited Parties, Collateral Release Date, Event of Default, Financing Agreement and Person shall have the respective meanings assigned thereto in the Intercreditor Agreement; (b) references to agreements (including this

Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Financing Agreement; and (c) the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

        Administrative Agent—see the Recitals.

        Agreement—see the Preamble.

        Bank of America—see the Preamble.

        Collateral—see Section 2.

        Collateral Agent—see the Preamble.

        Company—see the Preamble.

        Credit Agreement—see the Recitals.

        Default means the occurrence of any of the following events: (a) any Unmatured Event of Default under Section 8.01(g) of the Credit Agreement, Section 6.1(i), (j) or (k) of the 1992 Note Agreements or Section 11(h) of the 1999 Note Agreement; (b) any Event of Default; or (c) any warranty of any Pledgor herein is untrue or misleading in any material respect and, as a result thereof, the Collateral Agent's security interest for the benefit of the Benefited Parties in any material portion of the Collateral is not perfected or the Collateral Agent's rights and remedies with respect to any material portion of the Collateral are materially impaired or otherwise materially adversely affected.

        Foreign Issuer means each Issuer which is a Foreign Subsidiary (as such term is defined in the Credit Agreement and each of the Note Agreements).

        Intercreditor Agreement—see the Recitals.

        Issuer means the issuer of any of the shares of stock or other securities representing all or any portion of the Collateral.

        Lenders—see the Recitals.

        Liabilities means, as to each Pledgor, all Benefited Obligations of such Pledgor.

        1992 Note Agreements—see the Recitals.

        1992 Noteholders—see the Recitals.

        1999 Note Agreement—see the Recitals.

        1999 Noteholders—see the Recitals.

        Note Agreement—see the Recitals.

        Noteholder—see the Recitals.

        Permitted Liens means (i) the security interest created hereunder and (ii) inchoate tax and ERISA liens.

        Pledgor—see the Preamble.

        Unmatured Event of Default means any event which if it continues uncured will, with lapse of time or notice or both, constitute an Event of Default.

        2.    Pledge.    As security for the payment of all Liabilities, each Pledgor hereby pledges to the Collateral Agent for the benefit of the Benefited Parties, and grants to the Collateral Agent for the benefit of the Benefited Parties a continuing security interest in, all of the following:

          A.    All of the shares of stock or other securities set forth under such Pledgor's name on Schedule I hereto, all of the certificates and/or instruments representing such shares of stock and other securities, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other securities;

          B.    All additional shares of stock of any of the Issuers listed in Schedule I hereto (as such schedule may be supplemented from time to time) at any time and from time to time acquired by such Pledgor in any manner, all of the certificates representing such additional shares, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; provided that in the case of Foreign Issuers, the Collateral Agent's security interest hereunder shall not at any time extend to more than 65% of the outstanding shares of any class of stock of any such Foreign Issuer;

          C.    All other property hereafter delivered to the Collateral Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

          D.    All products and proceeds of all of the foregoing.

All of the foregoing are herein collectively called the "Collateral".

        Each Pledgor agrees to deliver to the Collateral Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank), any Collateral (other than dividends which such Pledgor is entitled to receive and retain pursuant to Section 5 hereof) which may at any time or from time to time be in or come into the possession or control of such Pledgor; and prior to the delivery thereof to the Collateral Agent, such Collateral shall be held by such Pledgor separate and apart from its other property and in express trust for the Collateral Agent and for the benefit of the Benefited Parties.

        3.    Warranties; Further Assurances.    Each Pledgor warrants to the Collateral Agent for the benefit of each Benefited Party that: (a) such Pledgor is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and equitable owner of such Pledgor's Collateral free and clear of all liens, security interests and encumbrances of every description whatsoever other than Permitted Liens; (b) the pledge and delivery of such Pledgor's Collateral to the Collateral Agent pursuant to this Agreement will create a valid first priority perfected security interest in such Collateral in favor of the Collateral Agent for the benefit of the Benefited Parties (except to the extent that, with respect to any Foreign Issuer, additional steps are required under the laws of the jurisdiction of such Foreign Issuer's organization to create or perfect a security interest or the equivalent thereof); (c) all shares of stock or other securities pledged by such Pledgor referred to in Schedule I hereto are duly authorized, validly issued, fully paid and non-assessable; (d) as to each Issuer whose name appears in Schedule I hereto, such Pledgor's Collateral represents on the date hereof not less than the applicable percentage (as shown in Schedule I hereto) of the total shares of capital stock issued and outstanding of such Issuer; and (e) the information contained in Schedule I hereto with respect to such Pledgor is true and accurate in all respects.

        So long as any of the Liabilities shall be outstanding or any commitment shall exist on the part of any Benefited Party with respect to the creation of any Liabilities, each Pledgor (i) shall deliver such financing statements and other documents (and pay the costs of filing and recording the same in all public offices reasonably deemed necessary or appropriate by the Collateral Agent) and do such other acts and things, all as the Collateral Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever, other than Permitted Liens) to secure the performance and payment of the Liabilities; (ii) will execute and deliver to the Collateral Agent such stock powers and similar documents relating to such Pledgor's Collateral, satisfactory in form and substance to the Collateral Agent, as the Collateral Agent may reasonably request; and (iii) will furnish each Benefited Party such information concerning such Pledgor's Collateral as such Benefited Party may from time to time reasonably request, and will permit any Benefited Party or any designee of a Benefited Party, from time to time at reasonable times and on reasonable notice, to inspect, audit and make copies of and extracts from all records and other papers in the possession of such Pledgor which pertain to the Collateral, and will, upon the reasonable request of the Collateral Agent, deliver to the Collateral Agent all of such records and papers.

        4.    Holding in Name of Collateral Agent, etc.    The Collateral Agent may from time to time during the existence of a Default, without notice to any Pledgor, take all or any of the following actions: (a) transfer all or any part of such Pledgor's Collateral into the name of the Collateral Agent or any nominee or sub-agent for the Collateral Agent, with or without disclosing that such Collateral is subject to the lien and security interest hereunder; (b) notify the parties obligated on any of the Collateral to make payment to the Collateral Agent of any amounts due or to become due thereunder; (c) endorse any checks, drafts or other writings in the name of the applicable Pledgor to allow collection of the Collateral; (d) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligation of any nature of any party with respect thereto; and (e) take control of any proceeds of the Collateral. The Collateral Agent may at any time and from time to time appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral.

        5.    Voting Rights, Dividends, etc.    (a) So long as the Collateral Agent has not given the notice referred to in paragraph (b) below:

          A.    The Pledgors shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights relating or pertaining to the Collateral or any part thereof for any purpose; provided that each Pledgor agrees that it will not exercise any such right or power in any manner which would have a material adverse effect on the Collateral Agent's rights with respect to any material portion of the Collateral.

          B.    The Pledgors shall be entitled to receive and retain any and all lawful dividends payable in respect of the Collateral which are paid in cash by any Issuer if such dividends are permitted by each of the Financing Agreements, but all dividends and distributions in respect of the Collateral or any part thereof made in shares of stock or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of Collateral or any part thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by any Pledgor, shall be forthwith delivered to the Collateral Agent in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

          C.    The Collateral Agent shall execute and deliver, or cause to be executed and delivered, to the applicable Pledgor all such proxies, powers of attorney, dividend orders and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the dividends which it is authorized to retain pursuant to clause (B) above.

        (b)  Upon written notice to the Company from the Collateral Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which the Pledgors are entitled to exercise pursuant to Section 5(a)(A) hereof, and all rights of the Pledgors to receive and retain dividends pursuant to Section 5(a)(B) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in the Collateral Agent which shall have, during the existence of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends. Any and all money and other property paid over to or received by the Collateral Agent pursuant to this paragraph (b) shall be retained by the Collateral Agent as additional Collateral hereunder and applied in accordance with the provisions hereof.

        6.    Remedies.    Whenever a Default exists, the Collateral Agent may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect in California or otherwise available to it. Without limiting the foregoing, whenever a Default exists the Collateral Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of the Pledgors therein and thereto, at any public or private sale or brokers' board and (ii) bid for and purchase any or all of the Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of the applicable Pledgor, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral. Each Pledgor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Collateral Agent of any of its rights and remedies during the existence of a Default. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed, postage prepaid to the address of the applicable Pledgor set forth below its signature hereto (or such other address as it shall have specified to the Collateral Agent as its address for notices hereunder) at least ten (10) days before such disposition. Any proceeds of any of the Collateral may be applied by the Collateral Agent to the payment of expenses in connection with the Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Collateral Agent toward the payment of the Liabilities in accordance with the terms of the Intercreditor Agreement (and, after payment in full of all Liabilities, any excess shall be delivered to the applicable Pledgor or as a court of competent jurisdiction shall direct).

        The Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and each Pledgor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Collateral Agent shall not be liable or accountable to any Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

        Each Pledgor hereby appoints the Collateral Agent as the attorney-in-fact for such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing or completing any instruments which the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest; provided that the Collateral Agent shall not exercise its rights as such attorney-in-fact unless a Default exists.

        7.    Restrictions on Pledge.    The parties hereto acknowledge that K2 Finance Company, LLC (the "Receivables Seller"), various affiliates of the Receivables Seller and certain of its subsidiaries have entered into a structured receivables financing transaction with Redwood Receivables Corporation ("Redwood") and General Electric Capital Corporation (the "Redwood Agent") pursuant to a Receivables Purchase and Servicing Agreement (the "Purchase Agreement"). To induce Redwood and the Redwood Agent to permit the pledge of the capital stock of K2 Receivables Corporation ("SPC") (the "Pledged Collateral"), the parties hereto agree to the following limitations. Capitalized terms used in this Section 7 shall have the meanings ascribed to such terms in the Purchase Agreement.

        (a)  Anything herein or in the Parent Revolver, 1992 Note Agreement or 1994 Note Agreement to the contrary notwithstanding:

            (i)  Until 91 days after the date on which the Purchaser Interest and all other amounts owed under the Related Documents have been paid in full in cash in accordance with the terms of the Related Documents, the Collateral Agent, for itself and as agent for the Benefited Parties, agrees that, upon exercising its rights with respect to the Pledged Collateral, it will not take any action with respect thereto which is adverse to the interests of Redwood and/or the Redwood Agent, including, without limitation, (A) causing the Receivables Seller to violate or breach any term or provision in any Related Documents, (B) making any dividends or distributions on the Pledged Collateral, (C) amending or altering any of the Receivables Seller's organizational documents, or (D) causing the Receivables Seller to incur any debt, other than, in each case, as may be allowed in the Related Documents; provided that any prepayment or termination of the Purchase Agreement in accordance with the terms of the Related Documents shall not be deemed adverse to the interests of Redwood and/or the Redwood Agent;

          (ii)  If the Collateral Agent or any other Benefited Party receives any payments or funds relating to the Receivables (the "Receivables Assets") prior to the date on which the Purchaser Interest and all other amounts owed under the Related Documents have been paid in full in cash in accordance with the terms of the Related Documents, such Person shall hold such payments or funds in trust for the benefit of the Redwood Agent, and shall promptly transfer such payments or funds to the Redwood Agent;

          (iii)  The provisions of this Section 7 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Purchaser Interest or any other amount owed under the Related Documents is rescinded or must otherwise be returned by the Redwood Agent or the Purchasers upon the insolvency, bankruptcy or reorganization of the Receivables Seller, SPC or otherwise, all as though such payment had not been made; and

          (iv)  Prior to the date on which the Purchaser Interest and all other amounts owed under the Related Documents have been indefeasibly paid in full in cash in accordance with the terms of the Related Documents, neither the Collateral Agent nor any other Benefited Party shall object to or contest in any administrative, legal or equitable action or proceeding (including, without limitation, any insolvency, bankruptcy, receivership, liquidation, reorganization, winding up, readjustment, composition or other similar proceeding relating to Parent Guarantor, any Originator, SPC or the Receivables Seller or their respective property) or object to or contest in any other manner (A) the interests of the Receivables Seller and its successors and assigns in any of the Receivables Assets transferred by each Originator or its affiliates to the Receivables Seller pursuant to the Related Documents and/or (B) the interests of the Redwood Agent or the Purchasers in the Receivables Assets. Neither the Collateral Agent nor any other Benefited Party shall object to or contest in any manner the receipt of any payment by the Redwood Agent and/or the Purchasers with respect to the Receivables Assets for the satisfaction of the Purchaser Interest.

        (b)  The Redwood Agent and Redwood shall be third-party beneficiaries with respect to this Section 7.

        (c)  So long as the Purchaser Interest and all other amounts owed under the Related Documents have not been indefeasibly paid in full in cash in accordance with the terms of the Related Documents, this Section 7 shall not be amended, modified or supplemented without the prior written consent of the Redwood Agent, which consent shall not be unreasonably withheld, and the provisions of this Section 7 shall be contained in any agreement that amends and restates this Agreement. The Collateral Agent and, by accepting the benefits hereof, each of the other Benefited Parties agree that no such party shall enter into any additional agreement that would be contrary to the provisions of this Section 7.

        (d)  Until the Purchaser Interest and all other amounts owed under the Related Documents have been indefeasibly paid in full in cash in accordance with the terms of the Related Documents, the Collateral Agent shall not sell, transfer or otherwise assign their its in the Pledged Collateral unless such assignee agrees in writing to be bound by this Section and a copy of such writing has been delivered to the Redwood Agent.

        8.    General.    The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as the applicable Pledgor shall request in writing, but failure of the Collateral Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Collateral Agent to preserve or protect any rights with respect to the Collateral against prior parties shall be deemed a failure to exercise reasonable care in the custody or preservation of any Collateral.

        No delay on the part of the Collateral Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Collateral Agent, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        All obligations of the Pledgors and all rights, powers and remedies of the Benefited Parties expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

        This Agreement shall be construed in accordance with and governed by the internal laws of the State of California. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

        This Agreement shall be binding upon the Pledgors and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of the Pledgors and the Collateral Agent and the successors and assigns of the Collateral Agent.

        This Agreement shall remain in full force and effect until the earlier to occur of (a) the payment in full in cash of all Liabilities and the termination of all commitments to create Liabilities and (b) the Collateral Release Date. Upon any such termination, the Collateral Agent will, upon any Pledgor's request and at such Pledgor's sole expense, (i) deliver to such Pledgor, without any representation, warranty or recourse of any kind whatsoever, all of such Pledgor's Collateral held by the Collateral Agent hereunder as shall not have been sold or otherwise applied pursuant to the terms hereof, and (ii) execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination and the release of any security interest granted hereby. If the Collateral Agent reasonably determines that it is permitted to release any Collateral in accordance with Section 3(f) or 9(g) of the Intercreditor Agreement, then the Collateral Agent will, upon the applicable Pledgor's request and at such Pledgor's sole expense, execute and deliver such releases as may be necessary to terminate the Collateral Agent's security interest (for the benefit of the Benefited Parties), in such Collateral.

        This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Agreement. At any time after the date of this Agreement, one or more additional Persons may become parties hereto by executing and delivering to the Collateral Agent a counterpart of this Agreement together with a supplement to Schedule I hereto setting forth all relevant information with respect to such Person as of the date of such delivery. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all the terms of, this Agreement.

        ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FINANCING AGREEMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF CALIFORNIA OR IN THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA AND OF THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS OF SUCH PLEDGOR SET FORTH BELOW ITS SIGNATURE HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE COLLATERAL AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER), OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF CALIFORNIA. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

        EACH PLEDGOR, THE COLLATERAL AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OTHER BENEFITED PARTY HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER FINANCING AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

        IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.

K2 INC.
By:

Title:

4900 South Eastern Avenue Los Angeles, CA 90040 Attention: John Rangel
SHAKESPEARE COMPANY, LLC SITCA CORPORATION K-2 CORPORATION SMCA, INC. RIDE, INC.
By:

Title:

4900 South Eastern Avenue Los Angeles, CA 90040 Attention: John Rangel
BANK OF AMERICA, N.A., as Collateral Agent for the Benefited Parties
By:

Title:

Agency Management CA9-706-11-03 555 S. Flower Street, 11th Floor Los Angeles, CA 90071 Attention: Gina Meador

Signature page for the Pledge Agreement dated as of March 28, 2002 among K2 Inc., various subsidiaries thereof, and Bank of America, N.A., as Collateral Agent for the Benefited Parties referred to herein.

The undersigned is executing a counterpart hereof for purposes of becoming a party hereto (and attached to this signature page is a supplement to Schedule I to the Pledge Agreement setting forth all relevant information with respect to the undersigned):
[ADDITIONAL PLEDGOR]
By:

Title:

Address:

SCHEDULE I
TO PLEDGE AGREEMENT

STOCK

Pledgor	Issuer	Certificate No.	No. of Pledged Shares	Total Shares of Issuer	Pledged Shares as % of Total Shares Issued and Outstanding